ALPINE FOUNDATION FUND

A SERIES OF ALPINE SERIES TRUST

SUPPLEMENT DATED JULY 28, 2014
TO THE SUMMARY PROSPECTUS AND PROSPECTUS
DATED FEBRUARY 28, 2014

At a special meeting of shareholders of Alpine Foundation Fund (the “Fund”) held on July 24, 2014, shareholders approved changing the Fund’s investment objectives and changing the classification of the Fund’s investment objectives from a fundamental to a non-fundamental policy.  As a result, effective July 31, 2014, the following changes are made to the Summary Prospectus and Prospectus of the Fund in connection with the changes to the Fund’s investment objectives and certain other changes approved by the Board of Trustees that did not require shareholder approval.

Change in the Fund’s Name

Alpine Foundation Fund is renamed Alpine Equity Income Fund.  All references to “Foundation Fund” are replaced with “Equity Income Fund.”

Change in the Fund’s Investment Objective

The Fund seeks current income and long-term growth of capital. The Fund’s investment objective is non-fundamental and may be changed by the Board upon 60 days’ prior notice to shareholders.

Change in the Fund’s Investment Strategies and Risks

The section of the Summary Prospectus and “Summary Section” of the Prospectus titled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Under normal circumstances, Alpine Equity Income Fund invests at least 80% of its net assets, plus borrowings for investment purposes, if any, in equity securities.  The Fund invests primarily in income-producing securities, targeting an investment in such securities of at least 65% of its total assets.  The Adviser believes that high quality companies with strong balance sheets coupled with strong dividend profiles are attractive candidates for long-term investment. The Adviser will typically emphasize dividend-paying equity securities with a focus placed upon current dividend levels as well as dividend growth over time. The Fund may invest in issuers of any size.

The Fund may invest up to 20% of its net assets in fixed income securities. The Fund may invest in fixed income securities when the Adviser believes such securities provide attractive income opportunities and to generate yield. The Fund may invest up to 5% of its net assets in fixed income securities rated below “A” by S&P or by Moody’s; this limit does not apply to convertible debt securities.

The Fund invests in equity securities that the Adviser believes offer growth and income potential.  The Adviser focuses on companies that it believes are attractively valued relative to their growth prospects.  In selecting equity investments, the Adviser considers company fundamentals and the strength of a company’s management, as well as economic, market and regulatory conditions affecting a company or the industry.

With respect to fixed income securities, the Adviser also seeks growth and income potential.  Investment emphasis is placed on higher quality issues expected to fluctuate little in value except as a result of changes in prevailing interest rates. The market values of the fixed income securities in the Fund’s portfolio can be expected to vary inversely to changes in prevailing interest rates. Although fixed income investments, to the extent made, will generally be made for the purpose of generating interest income, investments in medium to long-term fixed income securities (i.e., those with maturities from five to ten years and those with maturities over ten years, respectively) may be made with a view to realizing capital appreciation when the Adviser believes changes in interest rates will lead to an increase in the values of such securities. The fixed income portion of the Fund’s portfolio will consist primarily of high quality fixed income securities; predominantly, debt obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities, corporate obligations and money market instruments.

The Fund may take temporary defensive positions; in such a case, the Fund will not be pursuing its principal investment strategies.

The Fund may invest up to 15% of its net assets in the securities of foreign issuers that are publicly traded in the United States or on foreign exchanges.

The Fund may invest a portion of its assets in shares of initial public offerings (“IPOs”) (subject to the Adviser’s discretionary policy based on percentage of investments in the Fund by the Adviser or principals of the Adviser, which, as of the date of this Prospectus, does not permit investments in IPOs by the Fund) and secondary offerings.

The Fund’s 80% investment policy may be changed by the Board of Trustees upon 60 days’ prior notice to shareholders.

The section in the Summary Prospectus and “Summary Section” of the Prospectus captioned “Performance” is supplemented as follows:

Annual Total Returns

The Fund’s annual total returns prior to July 31, 2014 as reflected in the bar chart and the table are the returns of the Fund that followed different investment objectives and strategies under the name “Alpine Foundation Fund.”

Change in the Fund’s Benchmark

The Fund’s primary benchmark against which it measures its performance is the S&P 500 Index.

The section of the Prospectus captioned “More on the Funds’ Investment Strategies, Investments and Risks  – Fixed Income Securities – Foundation Fund” is replaced  as follows:

•	Equity Income Fund – The Fund may invest up to 20% of its net assets in fixed income securities.

Please retain this Supplement for future reference.